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             FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is among: ENSERCH EXPLORATION, INC., a corporation formed under the laws of the State of Texas (the "Company"); each of the Lenders (as defined in the Credit Agreement as hereafter defined) that is a signatory hereto; THE CHASE MANHATTAN BANK, a New York banking corporation (in its individual capacity, "Chase"), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); as auction agent for the Lenders (in such capacity, together with its successors in such capacity, the "Auction Agent"); and as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent") and Citibank, N.A. a national banking association (in its individual capacity, "Citibank") and as documentation agent for the Lenders (in such capacity, together with its successors in such capacity, the "Documentation Agent") .


                       R E C I T A L S

    A. The Company, the Agents, and the Lenders have entered into that certain Credit Agreement dated as of May 1, 1995 (the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Company upon the terms and conditions as provided therein; and

    B. The Company, the Agents, and the Lenders now desire to make certain amendments to the Credit Agreement.

    NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

    1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

    2. As used in the Agreement, the terms "Administrative Agent," "Auction Agent," "Citibank," "Documentation Agent" and Syndication Agent" shall have the meaning indicated above.

    3.   The definitions of  "Agents", "Debt" and "Principal Office" in
  Section 1.02 of the Credit Agreement are hereby amended to read as follows:

         "Agents" shall mean the Administrative Agent, the Auction Agent, the Documentation Agent and the
           Syndication Agent.


         "Debt" shall mean, for the Company or any Subsidiary the sum of the following (without duplication): (i) all obligations for borrowed money or evidenced by bonds, debentures, mandatorily redeemable preferred stock (including such stock of Affiliates) with maturities before the Revolving Credit Termination Date, notes or other similar instruments (excluding interest, fees and charges); (ii) all obligations in respect of bankers' acceptances, unreimbursed drawings on letters of credit, surety or other bonds; (iii) all Capital Lease Obligations; (iv) all Operating Lease Obligations; (v) all financial guaranties in respect of Debt of unconsolidated Affiliates and unrelated Persons; (vi) all obligations secured by a Lien on any asset, whether or not such Debt is assumed, but excluding obligations secured by Liens permitted by Sections 9.02(c), (e), (f), (h), (i), (j), (k) and (l); (vii)
           all production payments in connection with oil and gas properties; and (viii) all Debt of Special Entities to the extent the Company or any Subsidiary is liable for such Debt under GAAP or such Debt is reflected on the consolidated balance sheet of the Company or any Subsidiary. "Debt" shall not include Permitted Subordinated Debt."

         "Principal Office" shall mean 270 Park Avenue, New
           York, New York 10017.

    4.   The definition "Revolving Credit Termination Date" in Section
  1.02 of the Credit Agreement is hereby amended to read as follows:

         "Revolving Credit Termination Date" shall mean, unless the Commitments are sooner terminated pursuant to Sections 2.03(a) or 10.02, August 1, 2001".

    5. Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definition:

         "First Amendment" shall mean that certain First Amendment to Credit Agreement dated as of September 16, 1996, among the Company, the Lenders and the Agents."

    6. Section 8.07 of the Credit Agreement is hereby amended to read as follows:

         "Section 8.07 Lease Payments. The Company, at its option, may cause its obligations to Enserch Exploration
      Holdings, Inc. to be subordinated to the Indebtedness on terms substantially similar to the terms set forth on Exhibit M or on terms and subject to documentation satisfactory to the Administrative Agent.

    7. Section 9.01 of the Credit Agreement is hereby amended to read as follows:

         "Section 9.01 Debt to Capital Ratio. The Company will not permit its ratio ("Debt to Capital Ratio") expressed as a percentage of (i) Debt of the Company and its Consolidated Subsidiaries on a consolidated basis ("Consolidated Debt") to
      (ii) the sum of Consolidated Debt plus Net Worth to exceed 60% at any time; provided that in no event will Consolidated Debt ever exceed $900,000,000."

    8. Section 9.03 of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section:

    "From and after the date that the Company ceases to be an Affiliate of ENSERCH Corporation, neither the Company nor any Subsidiary may make loans or advances to ENSERCH Corporation or any of its subsidiaries, and any outstanding loans and advances to ENSERCH Corporation and its subsidiaries from the Company and its Subsidiaries on such date of disaffiliation shall be immediately repaid."

    9. Section 10.01(k) of the Credit Agreement is hereby amended to read as follows:

         "(k) any Change of Control shall occur. For purposes of this Section 10.01(k), "Change of Control" shall mean other than Enserch Corporation's ownership, the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of the Securities Exchange Act of 1934) of 35% or more of the outstanding share of voting stock of the Company."

    10. The first two sentences of Section 11.01 of the Credit Agreement are hereby amended to read as follows:

    "Each Lender hereby irrevocably appoints and authorizes Chase as the Administrative Agent and the Auction Agent to act as its agents hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent and the Auction Agent respectively by the terms of this Agreement and the other Loan Documents, together with such powers as reasonably incidental thereto. The Syndication Agent and Documentation Agent, in such capacities, shall have no duties or responsibilities and shall incur no liabilities under the Loan Documents."

    11.  Attached to this Amendment is a new Annex 1 to the Credit
  Agreement.

    12. This Amendment shall become binding on the Lenders when, and only when, the Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent or its counsel:

         (a) counterparts of this Amendment executed by the Company, the Agents and the Lenders;

         (b)  prepayment by the Company of all outstanding Loans, accrued
  interest,   accrued fees and other expenses due under the Credit
                Agreement to September 16, 1996, including without limitation, payment of breakage costs under Section 5.05 of the Credit Agreement in connection with this prepayment of the Loans within 10 days of presentation of a bill by each Lender;

         (c) refunding of the Loans prepaid in clause (b) above by the Lenders set forth on Annex 1 attached hereto in proportion to their respective Percentage Shares, with the Administrative Agent netting such prepayments and fundings to the extent administratively convenient;

         (d)  issuance of new Notes to the Lenders on Annex 1 attached
  hereto, duly     completed and executed;

         (e) a certificate of the Secretary or an Assistant Secretary of the Company setting forth resolutions of its board of directors with respect to the authorization of the Company to execute, deliver and perform this Amendment; and

         (f) such other documents as it or its counsel may reasonably request.

    13. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

    14. The Company hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date.

    15. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

    16. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

    17. The Lenders listed on Annex 1 attached hereto are for all purposes Lenders under the Loan Documents.
       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of September 16, 1996.


  COMPANY:                             ENSERCH EXPLORATION, INC.


                                  By:_____________________________
                                  Name:
                                  Title:


  LENDER AND ADMINISTRATIVE AGENT,     THE CHASE MANHATTAN BANK
   SYNDICATION AGENT AND
  AUCTION AGENT:

                                  By:_____________________________
                                  Name:
                                  Title:


  LENDER AND DOCUMENTATION        CITIBANK, N.A.
  AGENT:


                                  By:_____________________________
                                  Name:
                                  Title:


  LENDERS:                             THE BANK OF NOVA SCOTIA


                                  By:_____________________________
                                  Name:
                                  Title:


                                  NATIONSBANK OF TEXAS, N.A.


                                  By:_____________________________
                                  Name:
                                  Title:


                                  ROYAL BANK OF CANADA

                                 By:_____________________________
                                  Name:
                                  Title:


                                  BANKERS TRUST COMPANY


                                  By:_____________________________
                                  Name:
                                  Title:


                                  CANADIAN IMPERIAL BANK OF
                                    COMMERCE


                                  By:_____________________________
                                  Name:
                                  Title:


                                  THE FIRST NATIONAL BANK OF
                                    CHICAGO


                                  By:_____________________________
                                  Name:
                                  Title:


                                  THE BANK OF NEW YORK


                                  By:_____________________________
                                  Name:
                                  Title:


                                  THE LONG-TERM CREDIT BANK OF
                                    JAPAN, LTD.


                                  By:_____________________________
                                  Name:
                                  Title:


                                  THE BANK OF TOKYO-MITSUBISHI, LTD.


                                  By:_____________________________
                                  Name:
                                  Title:


                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By:_____________________________
                                  Name:
                                  Title:


                                  THE INDUSTRIAL BANK OF JAPAN
                                    TRUST COMPANY


                                  By:_____________________________
                                  Name:
                                  Title:


                                  THE SANWA BANK, LIMITED


                                  By:_____________________________
                                  Name:
                                  Title:


                                  CAISSE NATIONALE DE CREDIT
                                    AGRICOLE


                                  By:_____________________________
                                  Name:
                                  Title:


                                  THE FUJI BANK, LTD.


                                  By:_____________________________
                                  Name:
                                  Title:


                                  TORONTO DOMINION (TEXAS), INC.


                                  By:_____________________________
                                  Name:
                                  Title:


                                  UNION BANK OF SWITZERLAND
                                  HOUSTON AGENCY


                                  By:_____________________________
                                  Name:
                                  Title:

                                  By:_____________________________
                                  Name:
                                  Title:


                                  DRESDNER BANK AG NEW YORK
                                  AND GRAND CAYMAN BRANCHES


                                  By:_____________________________
                                  Name:
                                  Title:


                                  By:_____________________________
                                  Name:
                                  Title:
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BANKS THAT WILL NO LONGER BE LENDERS AS OF SEPTEMBER 16, 1996.


                                  NATIONAL WESTMINSTER BANK PLC
                                  NEW YORK BRANCH


                                  By:_____________________________
                                  Name:
                                  Title:


                                  NATIONAL WESTMINSTER BANK PLC
                                  NASSAU BRANCH


                                  By:_____________________________
                                  Name:
                                  Title:


                                  WESTDEUTSCHE LANDESBANK
                                    GIROZENTRALE


                                  By:_____________________________
                                  Name:
                                  Title:


                                  By:_____________________________
                                  Name:
                                  Title:

                                      TEXAS COMMERCE BANK NATIONAL
                                    ASSOCIATION


                                  By:_____________________________
                                  Name:
                                  Title:
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